Exhibit 99.1
Barclays Americas Select Franchise Conference 2014 May 13, 2014 Richard K. Davis Chairman, President and CEO
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Agenda Overview Financial Management Capital Management Business Lines Long-term Goals
U.S. Bancorp
European Offices Elavon Corporate Trust/Fund Services Cherrywood Dublin Arklow London Diegem Frankfurt Oslo Warsaw Madrid Watford U.S. Bancorp European Presence
U.S. Bancorp Dimensions Asset Size $371 billion Deposits $261 billion Loans $238 billion Customers 17.9 million NYSE Traded USB Market Capitalization* $74 billion Founded 1863 Bank Branches 3,083 ATMs 4,878 1Q14 Dimensions * As of May 1, 2014
Industry Positions Source: company reports, SNL and FactSet Assets and deposits as of 3/31/14, market value as of 5/1/14
Agenda Overview Financial Management Capital Management Business Lines Long-term Goals
Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 44% Payment Services 28% Wealth Mgmt and Securities Services 9% Wholesale Banking and Commercial Real Estate 19% Fee Income / Total Revenue (CHART) Full year 2013, taxable-equivalent basis, excluding securities gains (losses) net Revenue percentages exclude Treasury and Corporate Support, see slide 36 for calculation 55% 45% Diversified Business Mix
Peer Banks Peer Bank Ticker Symbols BAC Bank of America PNC PNC BBT BB&T RF Regions FITB Fifth Third STI SunTrust JPM J.P. Morgan USB U.S. Bancorp KEY KeyCorp WFC Wells Fargo Bank of America SunTrust Wells Fargo KeyCorp BBT Fifth Third Regions PNC J.P. Morgan U.S. Bancorp
Return on Average Assets Return on Average Common Equity Efficiency Ratio Full Year 2013 Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net (CHART) (CHART) (CHART) Industry Leading Returns (CHART) (CHART) (CHART) 1Q08 - 1Q14 (25 quarters)
Efficient Expense Platform Single processing platforms Full consolidation of acquisitions Operating scale in all significant businesses Business line monthly review process 2013 Efficiency Ratio (CHART) Source of Competitive Advantage Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net
$ in billions Loans Deposits Prior 5 Years Average Balances Year-Over-Year Growth Prior 5 Quarters Average Balances Year-Over-Year Growth (CHART) (CHART) 6% 7% 6% 6% 5% 5% 5% 5% 7% 4% 7% 6% 12% 4% 15% 11% 6% 23% 10% 6% Loan and Deposit Growth
Taxable-equivalent basis (CHART) Prior 5 Quarters Year-Over-Year Growth (CHART) Prior 5 Years Year-Over-Year Growth 5.3% 6.2% (3.4%) 13.6% (1.1%) (2.4%) (5.6%) (4.4%) (1.2%) $ in millions Revenue Growth 8.9%
$ in millions * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Net Charge-offs Nonperforming Assets* Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) Credit Quality (CHART) (CHART)
$ in millions; Reserve release is calculated as net charge-offs less provision for credit losses over the five quarter period * Excluding Covered Loans (loans subject to loss sharing agreements with FDIC) Allowance to Loans* Reserve Release / Net Income (Prior 5 quarters) Total Allowance for Credit Losses (Left Scale) Allowance % of period-end loans (Right Scale) Credit Quality (CHART) (CHART)
Debt ratings: holding company as of May 1, 2014 op=outlook positive on=outlook negative s=outlook stable wn=watch negative wp=watch positive Flight to quality Funding advantage On April 24th we issued: $1.25 billion of 5-year fixed rate medium term notes with a 2.20% coupon at a 50 bp spread over Treasuries $250 million of 5-year floating rate medium term notes at a 40 bp spread over 3-month LIBOR $1.25 billion of 2-year floating rate senior bank notes at a 12 bp spread over 3-month LIBOR (U.S. Bank NA issuance) Advantages Peer Debt Ratings Top of Class Debt Ratings
Agenda Overview Financial Management Capital Management Business Lines Long-term Goals
Capital Requirement Tangible book value (TBV) = book value per share excluding intangible assets other than mortgage servicing rights Return on average tangible common equity (ROTCE) = net income, adjusted for after-tax amortization of intangibles, as a percent of average tangible common equity; see slide 35 for calculation * Based on the final rules for the Basel III fully implemented standardized approach Capital Generation (CHART) 0.5% Potential D-SIFI Buffer 2.5% Capital Conservation Buffer 4.5% Minimum Capital Requirement 9.0%* Common Equity Tier 1 Basel III Target USB 1Q14 Reported Capital Management
Earnings Distribution Target (CHART) 62% 11% 32% Reinvest and Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Payout Ratio 71% Capital Management
Dodd-Frank Act Stress Test results and USB internal stress test results and methodologies released March 20, 2014 Comprehensive Capital Analysis and Review results released March 26, 2014 The Federal Reserve did not object to USB's capital plan PPNR = Pre-Provision Net Revenue Source: Federal Reserve, estimates in the severely adverse scenario (CHART) (CHART) Stress Test Results
Share repurchase authorization and expected dividend increase announced March 26th Expect to increase annual dividend from $0.92 to $0.98, a 6.5% increase, effective 2Q14 One year authorization to repurchase up to $2.3 billion of outstanding stock effective April 1, 2014 Reinvest and Acquisitions Dividends Share Repurchases 20 - 40% Targets: 30 - 40% 30 - 40% 29% 2013 Actual: 42% 29% Earnings Distribution Capital Actions

EXTENDING THE ADVANTAGE

Acquisitions

Payments

- **Collective Point of Sale Solutions Ltd**
- FSV Payment Systems
- TransCard's heavy truck fuel card network
- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- Numerous small portfolios
- Joint ventures:
  - Spain merchant services joint venture with Banco Santander
  - Brazil merchant services company

Divestitures

- Divestiture of FAF Advisors long-term asset management business



Payment Services
Wealth Mgmt and Securities Services
Wholesale Banking and Commercial Real Estate
Consumer and Small Business Banking

Consumer and Wholesale

- **Chicago banking operations of RBS Citizens Financial Group**
- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

Trust Businesses

- **Document custodian business of Ally Bank**
- **Quintillion Limited**
- **U.S. municipal bond trustee business of Deutsche Bank**
- AIS Fund Administration
- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ Financial
- Bond trustee business of First Citizens Bank
- Mutual fund servicing division of Fiduciary Management, Inc

23

Agenda Overview Financial Management Capital Management Business Lines Long-term Goals
Payment Services Retail Payment Solutions Corporate Payment Systems Global Merchant Acquiring Wealth Management and Securities Services Wealth Management Asset Management Corporate Trust Fund Services Institutional Trust & Custody Consumer and Small Business Banking Branch Banking Small Business Banking Consumer Lending Mortgage Banking Virtual Banking Wholesale Banking and Commercial Real Estate Corporate Banking Commercial Banking Commercial Real Estate Revenue Mix By Business Line Business Mix (CHART) Consumer and Small Business Banking Payment Services Wealth Mgmt and Securities Services Wholesale Banking and Commercial Real Estate
Core Deposits 2.0% 2.6% Consumer Loans 1.8% 3.3% Mortgage Origination 0.7% 3.5% C&I Loans 3.2% 3.7% CRE Loans 1.6% 2.4% Source: SNL and Mortgagestats 4Q13 1Q07 USB Share Market Share Change Middle Market Loan 1.2% 6.7% Bookrunner Investment Grade Loan 0.3% 2.2% Bookrunner Investment Grade Bond NA 4.3% Bookrunner Source: Thomson Reuters and Securities Data Corp 2013 2007 USB Share Market Share Change Credit Card (total volume) 4% 6% Fund Services (# of funds) 18% 24% Wealth Management (AUM) 1% 1% Source: Nilson (credit card), Visa and MasterCard issuers; Investment Company Institute (fund services), data as of 2012; Barron's (wealth management), accounts over $5 million Municipal Trust 27% 31% Corporate Trust 7% 29% Structured Trust 16% 27% Source: Securities Data Corp based on number of issues 2013 2007 USB Share Market Share Change Growing Market Share U.S. market share
Corporate Trust (CHART) Escrow 10% Municipal 24% Structured 47% Corporate 10% Document Custody 6% Default 3% Services Trustee Paying Agent Escrow Agent Document Custody Key Statistics 49 U.S. Offices 3 International Offices $3.6 Trillion AUA ~122,000 Issuances Revenue Mix (CHART) (CHART) (CHART) Corporate Trustee Municipal Trustee Structured Trustee Rank #2 #2 #2 #2 #1 Rank #2 #2 #2 #1 #1 Rank #4 #4 #4 #2 #1 Source: Securities Data Corp, U.S. market share
Business Line Summary Provides a full suite of payment processing services to consumers, small businesses, corporations and merchants Expanding internationally in merchant acquiring through continued investment in partnerships and an international merchant payment platform; also launched international corporate payment product capabilities for our domestic customers Business Line Scale Ranking Annual Volume #5 U.S. credit card issuer $59 billion #5 U.S. debit card issuer $52 billion #3 U.S. corporate card issuer $50 billion #5 U.S. merchant acquirer $342 billion #6 European merchant acquirer Payment Services (CHART) Retail Payment Solutions 58% Global Merchant Acquiring 31% Corporate Payment Systems 11% Revenue Contribution to USB Payment Services Revenue Mix (CHART) 28% Source: The Nilson Report
Merchant Acquiring - International Expansion 2000 2014 Corporate Trust and Fund Services offices in London and Dublin 2007
Agenda Overview Financial Management Capital Management Business Lines Long-term Goals
Long-term Goals Optimal business line mix Investments generating positive returns Profitability: ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s Capital distributions: Earnings distribution 60-80% Current Status Four simple and stable business lines Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions 2013 Profitability: ROE 15.8% ROA 1.65% Efficiency Ratio 52.4% 2013 Capital distributions: Distributed 71% of earnings (dividends 29%, share repurchases 42%) Long-term Goals
Appendix
Non-GAAP Financial Measures
Non-GAAP Financial Measures
Non-GAAP Financial Measures Tangible Book Value and Return on Average Tangible Common Equity
$ in millions, taxable-equivalent basis, excluding securities gains (losses) net Non-GAAP Financial Measures Line of Business Financial Performance
Barclays Americas Select Franchise Conference 2014